                                                                    EXHIBIT 99.1

                                              Net Interest Margin Trust 1994-B
                                              September, 2000
                                              Payment:  October 16, 2000

                                              7.85% SECURITIZED NET INTEREST
                                              MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                             Distribution Date: October 16, 2000

                                                                                                 Per $1,000
Securitized Net Interest Margin Certificates                                                      Original
--------------------------------------------                                                     ----------

1.  Amount Available                                                           457,962.77
                                                                         ----------------
    Pro rata Share of Excess from NIM 94-A                                     189,448.94
                                                                         ----------------

Interest

2.  Aggregate Interest                                                          31,478.21         0.34067327
                                                                         -----------------------------------

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                            31,478.21
                                                                         ----------------

Principal

6.  Current month's principal distribution                                     615,933.50         6.66594697
                                                                         -----------------------------------

7.  Remaining outstanding principal balance                                  4,196,021.85         45.4114919
                                                                         -----------------------------------
    Pool Factor                                                                0.04541149
                                                                         ----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            190,505,680.14**
                                                                         ----------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                              380,380.04
                                                                         ----------------

10. Weighted average CPR                                                            9.45%
                                                                         ----------------

11. Weighted average CDR                                                            1.96%
                                                                         ----------------

12. Annualized net loss percentage                                                  1.38%
                                                                         ----------------


13. Delinquency              30-59 day                                              1.35%
                                                                         ----------------
                             60-89 day                                              0.48%
                                                                         ----------------
                             90+ day                                                0.79%
                                                                         ----------------
                             Total 30+                                              2.62%
                                                                         ----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/00.

                                                Net Interest Margin Trust 1994-B
                                                September, 2000
                                                Payment:  October 16, 2000




                                           Fee Assets
                         --------------------------------------------------
                            Guarantee        Inside           Fee Asset
                              Fees            Refi              Total
                         --------------------------------------------------

GTFC 1994-1                 52,430.00       5,281.61             57,711.61
GTFC 1994-2                      0.00           0.00                  0.00
GTFC 1994-3                      0.00           0.00                  0.00
GTFC 1994-4                      0.00           0.00                  0.00
                         --------------------------------------------------

                            52,430.00       5,281.61             57,711.61

Total amount of Guarantee Fees and
     Inside Refinance Payments                                   57,711.61
                                                          -----------------

Subordinated Servicing Fees                                     227,347.43
                                                          -----------------

Payment on Finance 1 Note                                       285,059.04
                                                          -----------------

Allocable to Interest (current)                                       0.00
                                                          -----------------

Allocable to accrued but unpaid Interest                              0.00
                                                          -----------------

Accrued and unpaid Trustee Fees                                       0.00
                                                          -----------------

Allocable to Principal                                                0.00
                                                          -----------------

Finance 1 Note Principal Balance                                      0.00
                                                          -----------------

                                                Net Interest Margin Trust 1994-B
                                                September, 2000
                                                Payment:  October 16, 2000


                                               Inside
                             Residual           Refi         Total
                       ------------------------------------------------

GTFC 1994-1                            0.00         0.00          0.00
GTFC 1994-2                       16,596.90    (2,791.71)    13,805.19
GTFC 1994-3                       63,385.59    (8,564.46)    54,821.13
GTFC 1994-4                      103,426.96       850.45    104,277.41

                       ------------------------------------------------
                                 183,409.45   (10,505.72)   172,903.73

                Total Residual and Inside
                           Refinance Payments               172,903.73